UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2018

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas  75201
(Address of principal executive offices)   (zip code)

(214) 462-6831
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
As described in Item 5.07 below, Comerica Incorporated ("Comerica") held its 2018 Annual Meeting of Shareholders on April 24, 2018. At the meeting, Comerica's shareholders approved the Comerica Incorporated 2018 Long-Term Incentive Plan (the "2018 LTIP"). The 2018 LTIP was previously approved by the Governance, Compensation and Nominating Committee (the “Committee”) and the Board of Directors (the “Board”) of Comerica, subject to stockholder approval. The 2018 LTIP replaces the Comerica Incorporated Amended and Restated 2006 Long-Term Incentive Plan, as amended (the "Prior Plan"). Effective upon the approval of the 2018 LTIP, the Prior Plan was closed to further grants and the shares still available for grant under the Prior Plan will not be available for grant under the 2018 LTIP, provided that to the extent that any award outstanding under the Prior Plan is forfeited, terminates, expires or lapses without being exercised, or is settled for cash, or the shares subject to such award are not delivered as a result thereof, including any shares that are unearned under performance awards taking into account the maximum possible payout, such shares shall again be available for awards under the 2018 LTIP.
The 2018 LTIP will be administered by the Committee and generally provides for the granting to Comerica’s officers, employees and consultants of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash awards. 5,750,000 shares of Comerica common stock, par value $5.00 per share, are authorized for issuance through the 2018 LTIP.
A description of other material terms and conditions of the 2018 LTIP is on pages 104-114 of our definitive proxy statement for the 2018 Annual Meeting, filed with the Securities and Exchange Commission on March 13, 2018, which description is incorporated herein by reference. The description of the 2018 LTIP is qualified in its entirety by reference to the text of the 2018 LTIP, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
In connection with the adoption of the 2018 LTIP, the Committee approved the following form agreements:

•	the forms of agreement for awards of restricted stock units (both cliff vesting and non-cliff vesting) to be granted under the 2018 LTIP;

•	the form of agreement for awards of stock options to be granted under the 2018 LTIP;

•	the form of agreement for Senior Executive Long-Term Performance (“SELTPP”) restricted stock units to be granted under the 2018 LTIP; and

•	the forms of agreement for awards of restricted stock (both cliff vesting and non-cliff vesting) to be granted under the 2018 LTIP.
Each of the form agreements listed above is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Comerica held its 2018 Annual Meeting of Shareholders on April 24, 2018.  Matters voted upon by shareholders at that meeting were:

(i)	the election of eleven directors;
(ii)	the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2018;
(iii)	the approval of a non-binding, advisory proposal approving executive compensation; and
(iv)	the approval of the Comerica Incorporated 2018 Long-Term Incentive Plan.

The final number of votes cast for, against or withheld (if applicable), as well as the number of abstentions and broker non-votes, with respect to each matter is set forth below.

Proposal 1

The director nominees listed below each received a majority of the votes cast that were present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal, and such individuals were each elected to serve as a director with a one-year term expiring in 2018.  The results were as follows:

Director Nominees	For	Against	Abstained	Broker Non-Vote
Ralph W. Babb, Jr.	127,344,460	3,425,315	349,045	17,101,213
Michael E. Collins	130,761,272	232,622	124,926	17,101,213
Roger A. Cregg	128,978,289	2,022,002	118,529	17,101,213
T. Kevin DeNicola	129,338,395	1,659,040	121,385	17,101,213
Jacqueline P. Kane	130,623,475	375,189	120,156	17,101,213
Richard G. Lindner	129,789,843	1,196,065	132,912	17,101,213
Barbara R. Smith	130,765,001	229,325	124,494	17,101,213
Robert S. Taubman	130,088,927	918,702	111,191	17,101,213
Reginald M. Turner, Jr.	128,371,236	2,623,658	123,926	17,101,213
Nina G. Vaca	129,497,754	1,490,477	130,589	17,101,213
Michael G. Van de Ven	130,488,668	510,598	119,554	17,101,213

Proposal 2

The proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2018 was approved.  The results were as follows:

For	Against	Abstained	Broker Non-Vote
144,835,979	3,248,095	135,959	0

Proposal 3

The nonbinding, advisory proposal approving executive compensation was approved.  The results were as follows:

For	Against	Abstained	Broker Non-Vote
127,938,381	2,883,194	297,045	17,101,413

Proposal 4

The proposal to approve the Comerica Incorporated 2018 Long-Term Incentive Plan was approved. The results were as follows:

For	Against	Abstained	Broker Non-Vote
125,274,925	5,556,829	286,866	17,101,413

ITEM 9.01	FINANCIAL STATEMENTS AND EXHBITS
(d)     Exhibits

10.1	Comerica Incorporated 2018 Long-Term Incentive Plan
10.2	Form of Standard Comerica Incorporated Restricted Stock Unit Agreement (cliff vesting) under the Comerica Incorporated 2018 Long-Term Incentive Plan
10.3	Form of Standard Comerica Incorporated Restricted Stock Unit Agreement (non-cliff vesting) under the Comerica Incorporated 2018 Long-Term Incentive Plan
10.4	Form of Standard Comerica Incorporated Non-Qualified Stock Option Agreement under the Comerica Incorporated 2018 Long-Term Incentive Plan
10.5	Form of Standard Comerica Incorporated Senior Executive Long-Term Performance Restricted Stock Unit Award Agreement under the Comerica Incorporated 2018 Long-Term Incentive Plan
10.6	Form of Standard Comerica Incorporated Restricted Stock Agreement (cliff vesting) under the Comerica Incorporated 2018 Long-Term Incentive Plan
10.7	Form of Standard Comerica Incorporated Restricted Stock Agreement (non-cliff vesting) under the Comerica Incorporated 2018 Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

	By:	/s/ John D. Buchanan
	Name:	John D. Buchanan
	Title:	Executive Vice President - Chief Legal Officer

Date: April 26, 2018